UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2020

Tallgrass Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	TGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On February 18, 2020, Tallgrass Energy, LP (“TGE”) issued a press release announcing the launch of a notes offering (the “Notes Offering”) by Tallgrass Energy Partners, LP (“TEP”) and Tallgrass Energy Finance Corp., a wholly-owned subsidiary of TEP. TGE is the managing member of Tallgrass Equity, LLC (“Tallgrass Equity”) and owns approximately 63.75% of the outstanding membership interests of Tallgrass Equity, as of February 12, 2020. TEP is a wholly-owned subsidiary of Tallgrass Equity and its subsidiaries.

A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Recent Developments – Pony Express Re-Contracting Updates

We own a 100% membership interest in Tallgrass Pony Express Pipeline, LLC (“Pony Express”), which provides crude oil transportation to customers in Wyoming, Colorado, Kansas, and the surrounding regions. Pony Express owns an approximately 870-mile crude oil pipeline commencing in both Guernsey, Wyoming and Weld County, Colorado and terminating in Cushing, Oklahoma, with delivery points at the McPherson, El Dorado and Ponca City refineries and in Cushing, Oklahoma.

Pony Express recently closed its binding open season soliciting shipper commitments on January 20, 2020, and as of February 14, 2020, Pony Express has approximately 195,000 Bbls/d of committed volumes contracted beyond 2021 that have a weighted-average contract life of approximately 5 years and weighted-average rates in the mid-$2/Bbl range.

Pony Express had an average throughput of approximately 385,000 Bbls/d for the quarter ended December 31, 2019.

Pony Express recently implemented a volume incentive program that provides tiered discounts based on increasing contracted volumes. Customers that made minimum volume commitments (“MVC”) in the recent open season for volume incentive rates on Pony Express have historically shipped an aggregate of approximately 100 kbbls/d in excess of their MVCs, with the historical shipping rate based on their volumes shipped in the twelve months prior to making the recent MVC.

Item 8.01.	Other Events.

The information relating to the Notes Offering contained in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by Tallgrass Energy, LP, dated February 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

	By:	Tallgrass Energy GP, LLC, its general partner

Date: February 18, 2020	By:	/s/ William R. Moler
William R. Moler
Chief Executive Officer